UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549



                          FORM 8-K (A)



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                          May 29, 1998
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       (Exact Name of Registrant as Specified in Charter)



    TENNESSEE                 1-12762                  62-1543819
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer
                                                    Identification Number)




                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            (Address of principal executive offices)



                         (901) 682-6600
       Registrant's telephone number, including area code





     (Former name or address, if changed since last report)








Item 5.  Other Events.

Mid-America Apartment Communities, Inc. has consummated the acquisition of the apartment community below. The acquisition was previously reported under item 5 of Form 8-K.


 Apartment                  Purchase     Number     Date of      Date
 Community     Location      Price      of Units    Form 8-K   Acquired
___________  ____________  ___________  ________  ___________  ____________
 Germantown  Savannah, GA  $12,800,000    220     May 29,1998  May 29, 1998
   Grove

The audited  Historical  Summary  of  Gross  Income  and  Direct
Operating Expenses of the property for the previous fiscal year are included herein as an exhibit.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MID-AMERICA APARTMENT COMMUNITIES, INC.


Date: August 12, 1998         /s/ Simon R.C. Wadsworth
      ------------------      ------------------------------------
                                 Simon R.C. Wadsworth
                                 Executive Vice President
                                (Principal Financial and Accounting Officer)